J.P. MORGAN TRUST I

JPMorgan Income Funds

JPMorgan Inflation Managed Bond Fund

(the “Fund”)

(All Share Classes)

Supplement dated April 8, 2022

to the current Prospectuses and Statement of Additional Information

Effective as of the close of business on April 8, 2022, the assets of the Fund were transferred to JPMorgan Inflation Managed Bond ETF (the “Acquiring Fund”), a series of J.P. Morgan Exchange-Traded Fund Trust, in a tax-free reorganization, and shareholders of the Fund became shareholders of the Acquiring Fund.

As a result, the Fund is no longer offered for investment, and all references to the Fund in the Prospectuses and the Statement of Additional Information are removed.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

PROSPECTUSES AND STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE

SUP-IMB-422